UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2023

Peak Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 Hopyard Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices, including zip code)

(925) 463-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PKBO	OTC Pink

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2023, the Board of Directors of Peak Bio, Inc. (the “Company”) appointed Michael Friedman as a director of the Company. Mr. Friedman was also appointed to serve as a Class III Director and was appointed to the Company’s Audit Committee and Compensation Committee.

There are no arrangements or understandings between Mr. Friedman and any other persons pursuant to which he was chosen as a director of the Company. There are no family relationships between Mr. Friedman and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. Mr. Friedman is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of U.S. Securities and Exchange Commission Regulation S-K.

Mr. Friedman served as Senior Vice President at Ladenburg Thalmann & Co. Inc. Healthcare Investment Banking where he focused on M&A and capital markets from 2017 to 2023. Mr. Friedman has worked with numerous biotech, pharmaceutical and healthcare services companies for over 15 years and has executed a significant number of M&A, IPO, leveraged finance, and equity follow-on transactions. Previously, Mr. Friedman was an investment banker for Bank of America Merrill Lynch, Jefferies and Baird. He holds an MBA from the University of Chicago, Booth School of Business and he received his BBA from the University of Wisconsin. The Company’s Board of Directors believes Mr. Friedman’s significant experience advising biopharmaceutical companies in M&A and finance qualifies him to serve on our board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2023

PEAK BIO, INC.

By:	/s/ Stephen LaMond
Name:	Stephen LaMond
Title:	Interim Chief Executive Officer and Chief Operating Officer